JANUS ASPEN SERIES
                              Institutional Shares
                                 Service Shares
                       Supplement dated September 13, 2001,
                        to Prospectus dated July 31, 2001

THIS INFORMATION SUPPLEMENTS THE MONEY MARKET PORTFOLIO PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

The prospectus is modified as follows:

The Money Market Portfolio normally accepts purchase and redemption orders and calculates its NAV only on days that both the New York Stock Exchange (NYSE) and the Federal Reserve Banks are open. In light of the unexpected closure of the NYSE that commenced on September 11, 2001, however, the Portfolio will accept purchase and redemption orders and calculate its NAV on September 13 through the reopening of the NYSE (provided the Federal Reserve Banks remain open). Purchase and redemption deadlines and pricing times will otherwise remain as stated in the Portfolio's prospectus.